For Immediate Release U.S. Concrete Hires Chief Financial Officer EULESS, Texas, January 14, 2016 – U.S. Concrete, Inc. (NASDAQ:USCR) announced today that it has hired Joseph C. “Jody” Tusa, Jr. as Senior Vice President and Chief Financial Officer. Tusa will oversee the Company’s financial management, capital markets activity, and investor relations. “We are extremely pleased to welcome Jody to our Company,” said William J. Sandbrook, U.S. Concrete President and CEO. “Jody is a seasoned addition to our team with over 35 years of financial experience, including 25 years in CFO and senior leadership positions. His financial acumen, combined with his operating experience, capital markets knowledge and successful mergers and acquisitions track record, provide the Company with the necessary support to maintain our growth in our targeted heavy construction materials segments. We look forward to his contributions to our financial performance, accretive growth and the execution of our long-term strategy.” Tusa is a corporate finance executive and CPA with over 35 years of experience, including CFO roles at publicly-traded companies. During his career, Tusa has developed a strong track record of financial leadership including building and leading finance teams, and successful execution of mergers and acquisitions, including post-closing integrations, and capital markets transactions. Tusa also brings expertise in corporate governance compliance and the enhancement of internal controls, along with a proven history of generating improved financial performance and growth. Tusa was most recently the CFO of Emerge Energy Services LP (NYSE:EMES). Tusa’s diverse financial experience also includes CFO roles at USA Compression Partners, LP (NYSE:USAC), COMSYS IT Partners, Inc. (NASDAQ:CITP), and DSM Copolymer, Inc., along with senior leadership positions at Metamor Worldwide, Inc. and TOTAL American Mining, Inc. Tusa holds a B.S. in Accounting from Texas State University and an MBA from Louisiana State University. Mr. Tusa stated, “I am thrilled to join this rapidly expanding heavy construction materials company. U.S. Concrete has demonstrated its sustained ability to deliver on its highly successful growth strategy. The Company continues to expand its geographic reach and deliver solid returns on equity. I look forward to working with a truly talented group of professionals."

About U.S. Concrete, Inc. U.S. Concrete, Inc. (the “Company” or “U.S. Concrete”) serves the construction industry in several major markets in the United States through its two business segments: ready- mixed concrete and aggregate products. The Company has 144 standard ready-mixed concrete plants, 16 volumetric ready-mixed concrete facilities, and 14 producing aggregates facilities. During 2014, U.S. Concrete sold approximately 5.7 million cubic yards of ready-mixed concrete and approximately 4.7 million tons of aggregates. For more information on U.S. Concrete, visit www.us-concrete.com. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This press release contains various forward-looking statements and information that are based on management's belief, as well as assumptions made by and information currently available to management. These forward-looking statements speak only as of the date of this press release. The Company disclaims any obligation to update these forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by federal securities laws, and cautions you not to rely unduly on them. Forward-looking information includes, but is not limited to, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential" or "continue," the negative of such terms or other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, our anticipated growth strategies and anticipated trends in our business. These statements are predictions based on our current expectations and projects about future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that those expectations will prove to have been correct. Such forward-looking statements, by their nature, are subject to certain risks, uncertainties and assumptions, including, among other matters: general and regional economic conditions, which will, among other things, affect demand for new residential and commercial construction; our ability to successfully identify, manage and integrate acquisitions; the cyclical nature of, and changes in, the real estate and construction markets, including pricing changes of our competitors; governmental requirements and initiatives, including those related to mortgage lending or mortgage financing, funding for public or infrastructure construction, land usage and environmental, health and safety matters; disruptions, uncertainties or volatility in the credit markets that may limit our, our suppliers' and our customers' access to capital; our ability to successfully implement our operating strategy; weather conditions; our substantial indebtedness and the restrictions imposed on us by the terms of our indebtedness; our ability to maintain favorable relationships with third parties who supply us with equipment and essential supplies; our ability to retain key personnel and maintain satisfactory labor relations; and product liability, property damage and other claims and insurance coverage issues. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those expected. These risks, as well as others, are discussed in greater detail in U.S. Concrete's filings with the Securities and Exchange Commission, including U.S. Concrete's Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent Quarterly Reports on Form 10-Q. # # # Company Contact Information: U.S. Concrete, Inc. Investor Relations 844-828-4774 IR@us-concrete.com